STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP 001 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
ASSETS
Cash	$ 1,085,862	$ 1,431,080
Investments, at fair value	633,567,688	563,142,094
Receivables:
Employer contributions	400,648	221,619
Notes receivable from participants	4,728,759	4,283,862
Total receivables	5,129,407	4,505,481
Total assets	639,782,957	569,078,655
Net assets available for benefits	$ 639,782,957	$ 569,078,655